                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF

              9.55% SENIOR NOTES, SERIES A DUE DECEMBER 15, 2001,
               8.67% SENIOR NOTES, SERIES B DUE AUGUST 31, 2002,
               8.85% SENIOR NOTES, SERIES C DUE AUGUST 31, 2002,
            9.82% SENIOR NOTES, SERIES D DUE SEPTEMBER 30, 1997 AND
              10.25% SENIOR NOTES, SERIES E DUE SEPTEMBER 30, 2000

                                       of

                           TELE-COMMUNICATIONS, INC.

         This form, or one substantially equivalent hereto, must be used to tender Existing Notes pursuant to the Exchange Offer described in the Prospectus, dated June 1, 1994 (the "Prospectus"), of Tele-Communications, Inc., a Delaware corporation (the "Company"), if a holder of Existing Notes cannot deliver a Letter of Transmittal to the Exchange Agent listed below (the "Exchange Agent") or cannot deliver the Existing Notes to be tendered at or prior to 12:00 midnight, New York City time, on June 28, 1994 or such later date and time to which the Exchange Offer may be extended (the "Expiration Date"). This form, or one substantially equivalent hereto, must be delivered by hand or sent by telegram, facsimile transmission or mail to the Exchange Agent, and must be received by the Exchange Agent on or prior to the Expiration Date. See "The Exchange Offer -- Procedure for Tendering Existing Notes" in the Prospectus. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Prospectus.

                   TO:  THE BANK OF NEW YORK, EXCHANGE AGENT

         BY MAIL:                                         BY HAND OR OVERNIGHT DELIVERY:
   The Bank of New York                                        The Bank of New York
101 Barclay Street (7 East)                                    101 Barclay Street
  Reorganization Section                                           Lobby Level
 New York, New York  10286                               Corporate Trust Services Window
 Attention:  Enrique Lopez                                  New York, New York  10286
                                                            Attention:  Enrique Lopez

                                 BY FACSIMILE:
                                 (212) 571-3080

                             CONFIRM BY TELEPHONE:
                                 (212) 815-2742

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby represents that he or she is the holder of the Existing Notes indicated below and that the Letter of Transmittal cannot be delivered to the Exchange Agent and/or the certificates representing such Existing Notes cannot be delivered to the Exchange Agent on or before the Expiration Date. The undersigned hereby tenders to the Company the Existing Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged.

Name(s) of Tendering Holder(s):
                                 ---------------------------------------------

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                                   Please Type or Print

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                                        Signature

Address(s):
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Telephone Number(s):
                      --------------------------------------------------------

Name(s) in which Existing Notes are registered:
                                                ------------------------------


                                                                                  Principal Amount
        Series                            Certificate No(s).                          Tendered*
        ------                            ------------------                          --------

--------------------------              -------------------------              --------------------------


--------------------------              -------------------------              --------------------------


--------------------------              -------------------------              --------------------------


--------------------------              -------------------------              --------------------------


--------------------------              -------------------------              --------------------------



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*  Must be in denominations of $100,000 and any integral multiple thereof.





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
                             GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

         The undersigned, an Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Existing Notes being tendered hereby in proper form for transfer with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees and any other required documents, all within five New York Stock Exchange, Inc. trading days after the date of execution hereof.



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                 Firm                                                      Authorized Signature


                                                            Name:
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                 Address                                                   Please Type or Print


                                                            Date:
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                 Zip Code



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                 Telephone No.


         The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing any Existing Notes and the Letter of Transmittal to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.





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